Q3 2011 Earnings Conference Call November 2, 2011 Exhibit 99.2

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with SunCoke’s Third Quarter 2011 earnings release conference call held on November 2, 2011 at 10:00 a.m. ET and SEC Form 10-Q for the quarter ended September 30, 2011.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These
forward-looking statements are based upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of SunCoke management. These forward-
looking statements are not guarantees of future performance.
Forward looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting SunCoke’s business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke
has included in its filings with the Securities and Exchange Commission, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward looking statements. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings.
SunCoke expressly disclaims any obligation to update or alter its forward looking statements, whether as a result of new information, future events or otherwise. For more information concerning these factors, see SunCoke's Securities and Exchange
Commission filings, available on SunCoke's website at www.suncoke.com in the Investor Relations section.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.suncoke.com.
Third Quarter 2011 Earnings Conference Call
1
Exhibit 99.2

Overview
Third Quarter 2011 Earnings Conference Call
2
• Q3 2011 Net Income attributable to SunCoke shareholders of $18.4 million and EPS of $0.26 per share
• Q3 2011 Adjusted EBITDA of $44.8 million reflects improved sequential performance over Q1 & Q2 2011
• Decreased from $62.2 million in Q3 2010
• Achieved record domestic coke production with return to target contract volumes at Indiana Harbor
• Completed purchase of GECC 19% stake in Indiana Harbor partnership for
$34 million
• Accretive to 2012 Adjusted EBITDA by approximately $8 million
• Commenced Middletown start-up in mid-October and expect to achieve 100%
throughput by July 2012

Overview (continued)
Third Quarter 2011 Earnings Conference Call
3
• Coal operations improved Q3 2011 Adjusted EBITDA by $9.5 million on stronger metallurgical coal pricing
• Jewell coal production flat year over year reflecting challenges to Jewell deep mining expansion
• Corporate expense of $14.3 million reflects impact of standalone, relocation and Middletown start-up costs in the quarter
• Ended quarter with cash balance of $111 million with $150 million revolver undrawn

($ in millions)
Q3 '11 Q3 '10 Q2 '11
Q3 '11 vs.
Q3 '10
Q3 '11 vs.
Q2 '11
Revenue $403.5 $331.6 $378.0 $71.9 $25.5
Operating Income $30.1 $48.4 $21.4 ($18.3) $8.7
Net Income Attributable to
Shareholders
$18.4 $37.5 $22.4 ($19.1) ($4.0)
Earnings Per Share $0.26 $0.53 $0.32 ($0.27) ($0.06)
Coke Adjusted EBITDA
(1) $50.3 $66.2 $39.0 ($15.9) $11.3
Coal Adjusted EBITDA $8.8 ($0.7) $9.1 $9.5 ($0.3)
Corporate/Other ($14.3) ($3.3) ($10.5) ($11.0) ($3.8)
Adjusted EBITDA
(2)
$44.8 $62.2 $37.6 ($17.4) $7.2
Coke Sales Volumes 968 984 927 (16) 41
Coal Sales Volumes 371 313 334 58 37
Q3 ‘11 Financial Results
(1) Coke Adjusted EBITDA includes Adjusted EBITDA from Jewell Coke, Other Domestic Coke and International segments.
(2) For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
Third Quarter 2011 Earnings Conference Call
4
• Achieved Q3 2011 EPS of
$0.26 and Adjusted
EBITDA of $44.8 million
• Coke Adjusted EBITDA
85% of total operating
segment EBITDA
• Comparisons to Q3 2010
impacted by
ArcelorMittal settlement
and higher corporate
costs
• Sequential improvement
versus Q2 2011 driven by
better Domestic Coke
results

Q3 2010 to Q3 2011
Adjusted EBITDA
(1)
Bridge
Adjusted EBITDA reflects impact of ArcelorMittal settlement, higher corporate costs and favorable non-recurring Q3 2010 domestic Coke items, offset by improved Coal Mining results
($ in millions)
(1)  For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
(2)  Jewell Coke includes approximately $1.3 million in favorable coal transfer impact, Coal Mining includes offsetting $1.3 million unfavorable coal transfer impact.
5
Third Quarter 2011 Earnings Conference Call
$62.2
$44.8
$9.5
$1.1
($7.9)
($11.0)
($8.1)
($1.0)
$0
$10
$20
$30
$40
$50
$60
$70
Q3 2010A
Adjusted
EBITDA
ArcelorMittal
Settlement Impact
Corporate / Other
(incl. Middletown)
Other Domestic Coke
(ex-settlement)
Jewell Coke (2)
(ex-settlement)
Coal Mining (2) International Q3 2011A
Adjusted
EBITDA

Q2 2011 to Q3 2011
Adjusted EBITDA
(1)
Bridge
Adjusted EBITDA reflects continued improvement at Indiana Harbor, improved yields at Granite City and higher volumes at Jewell Coke, offset by Middletown start-up expenses and higher Coal Mining costs
($ in millions)
(1)  For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
(2)  Jewell Coke includes approximately $1.9 million in unfavorable coal transfer impact, Coal Mining includes offsetting $1.9 million favorable coal transfer impact.
6
$44.8
Third Quarter 2011 Earnings Conference Call
$37.6
$5.6
$4.9
$1.4
($0.3)
($2.6)
($1.8)
$25
$30
$35
$40
$45
$50
$55
Q2 2011A
Adjusted
EBITDA
Indiana Harbor
Improvements
Granite City
Improvements
Jewell Coke (2)
Volume
Coal Mining (2) Middletown Startup
Costs
Other Q3 2011A
Adjusted
EBITDA

$16
$11  $11
$14
$42
$8
$25
$34
$ 60/ton
$ 22/ton
$ 39/ton
$50/ton
$ 0
$ 20
$ 40
$ 60
$ 80
$ 100
$ 120
$ 140
($5)
$5
$15
$25
$35
$45
$55
$65
$75
Q3 '10 Q1 '11 Q2 '11 Q3 '11
Jewell Coke Segment
Domestic Coke Financial Summary
(Jewell Coke & Other Domestic Coke)
Domestic Coke Production
Domestic Coke Pro Forma Adjusted EBITDA (1) , Pro Forma for
ArcelorMittal Settlement and Coal Transfer Price
(Tons in thousands) ($ in millions, except per ton amounts)
Other
Domestic
Coke:
773
Other
Domestic
Coke:
745
Other
Domestic
Coke:
786
953
922
965
Pro Forma Adjusted EBITDA / ton
(1) For a definition of Pro Forma Adjusted EBITDA and Pro Forma Adjusted
EBITDA/Ton and a reconciliation of Pro Forma Adjusted EBITDA to operating income, please see the appendix.
Third Quarter 2011 Earnings Conference Call
7
Other
Domestic
Coke:
687
861
$48
$36
$19
$58
• Record domestic coke production on return to target
volume levels at Indiana Harbor
• With continued improvement over Q1 2011 &
Q2 2011 profitability
180
174
177  179
297
256
301
314
296
266
276
293
180
165
168
179
Q3 '10 Q1 '11 Q2 '11 Q3 '11
Jewell Indiana Harbor Haverhill Granite City

SunCoke Energy

$250
$200
$150
$100
$50
–
$ 36/ton
$ 27/ton
$ 44/ton
$37/ton
$50/ton
$94
$76
$159
$103
$193
2008
2009
2010
First Nine Months 2011
Q3 '11 Annualized
Jewell Coke + Other Domestic Coke
ProForma Adjusted EBITDA / ton

Domestic Coke Profitability
(Jewell Coke & Other Domestic Coke)
Third Quarter 2011 Earnings Conference Call
8
Domestic Coke Pro Forma Adjusted EBITDA (1) , Pro Forma for
ArcelorMittal Settlement and Coal Transfer Price
($ in millions, except per ton amounts)
(1) For a definition of Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA per
Ton and a reconciliation of Pro Forma Adjusted EBITDA to operating income, please see the appendix.
Q3 2011 Adjusted EBITDA per ton representative of full potential of current domestic coke assets (excluding Middletown)

Coal Mining Financial Summary
Coal Sales, Production and Purchases
Cost/Ton
(Tons in thousands)
Coal Cash Cost
(1)
($ per ton)
(1) Mining and preparation costs, excluding depreciation, depletion and amortization, divided by coal production volume. Excludes $1.9M reduction in fair value of HKCC contingent consideration liability.
(2) Cost of mining and preparation costs, purchased raw coal costs, and depreciation, depletion and amortization divided by coal sales volume. Depreciation, depletion and amortization per ton were $8.96 and $6.26 for the third quarter of 2011 and 2010, respectively and $9.50 and $7.05 for the first and second quarter of 2011, respectively.
Third Quarter 2011 Earnings Conference Call
9
• Sales and production increased
Y-o-Y due to Harold Keene (HKCC)
acquisition
• Flat Y-o-Y Jewell production
reflective of geology, staffing and
regulatory compliance challenges
• Higher mining cash costs driven by
production challenges, employee
retention costs and higher royalties
• Q-o-Q further impacted by
lower proportion of HKCC
production
$106
$114
$126
$132
$111
$124
$131
$134
Q3 '10 Q1 '11 Q2 '11 Q3 '11
Coal Production Cost (2)
314
386
334
371
270
335
340  340
51  51
24  22
Q3 '10 Q1 '11 Q2 '11 Q3 '11
Jewell Coal sales Jewell Coal production Jewell Coal purchases
66
323
308
256
269
337
272
84
68
HKCC production
49
26
48
HKCC third-party sales

SunCoke Energy

$150
$130
$110
$90
$70
$50
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
58.0%
60.1%
63.5%
65.1%
$80
$92
$106
$133
2008
2009
2010
9 mos 2011
Cash production cost per ton (1)
Reject rate (2)

	2008	2009	2010	First Nine Months 2011 [5]
Raw tons (000s)	2,810	2,840	3,022	2,286
Clean tons (000s)	1,179	1,134	1,104	798
Jewell Coal employees[3]	274	285	310	374
Raw tons (000s) / employee	10.2	10.0	9.8	8.1
Clean tons (000s) / employee	4.3	4.0	3.6	2.8
Payroll and Benefits[4] / clean ton	$21	$26	$30	$42
Royalties / clean ton	$7	$8	$9	$15

Jewell Coal Mining Cost Summary
Coal Cash Production Cost
Third Quarter 2011 Earnings Conference Call
10
(1) Mining and preparation costs, excluding depreciation, depletion and amortization, divided by coal production volume.
(2) The reject rate is calculated as 1- (clean tons / raw tons); represents the amount of mined material that is not usable coal.
(3) Average employees for the period includes mining, preparation, loading, support and administrative/management employees
(4) Payroll and benefits excludes any accrued expenses for black lung liabilities
(5) Raw tons and clean tons per employee annualized
Cash Production Cost Per Ton (1) , Reject Rate (2)

Coal Mining Financial Summary
Coal Mining Pro Forma Adjusted EBITDA (1)  and Avg. Sales
Price/Ton (2) Pro Forma for Coal Transfer Price Impact
($ in millions, except per ton amounts)
Pro Forma Adjusted  EBITDA Pro Forma Adjusted EBITDA / ton
Third Quarter 2011 Earnings Conference Call
11
• Q3 2011 Pro Forma Adjusted
EBITDA improved by $11 million
Y-o-Y on stronger coal prices
• Q3 2011 Pro Forma Adjusted
EBITDA declined Q-o-Q due to sales
and production mix
• Offset by $1.9 million favorable
fair value adjustment
• 2012 coal pricing expected to be
set in late November – market is
softer than Q2 2011 but still above
current contracts Pro Forma Sales Price (2)
Coal Cash Cost per Ton
($2)
$12
$11
$9
$100
$152
$162
$155
($5)/ton
$32/ton
$34/ton
$25/ton
$106
$114
$126
$132
-$50
$0
$50
$100
$150
$200
Q3 '10 Q1 '11 Q2 '11 Q3 '11
(1)
For a definition of Pro Forma Adjusted EBITDA and a reconciliation of ProForma
         Adjusted EBITDA to operating income, please see   the appendix
(2)
Average Sales Price is the weighted average sales price for all coal sales volumes, includes sales to affiliates and sales to Jewell Coke established via a transfer pricing agreement. The transfer price per ton to Jewell Coke was $103.68, $133.57, $156.12 and $163.53 for Q3 ‘10,
Q1 ‘11, Q2 ‘11 and Q3 ‘11,respectively. Pro Forma Sales Price is the Average Sales Price
adjusted to set the internal transfer price on Jewell Coke coal purchase volumes equal to the
Jewell Coke coal component contract price. The per ton coal cost component included in the
Jewell Coke contract was approximately $100, $165, $165 and $165 for Q3 ‘10,  Q1 ‘11, Q2
‘11 and Q3 ‘11, respectively.

$3.5
$14.3
$4.3
$1.7
$2.5
$2.3
–
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
Q3 2010A Standalone
Costs
Relocation
Costs
Middletown
Start-up Costs
Business
Development/
Legal Costs
Q3 2011A
Corporate Costs
Third Quarter 2011 Earnings Conference Call
12
Q3 2011 Corporate costs reflect combination of Standalone, Relocation and
Middletown start-up costs
($ in millions)

Summary Cash Flow
($ in millions, except where indicated)
Net Income $22 $51 $131
Loss on firm purchase commitment - 19 -
Depreciation, depletion, and amortization 15 42 36
Deferred income tax expense 9 15 11
Changes in working capital pertaining to operating activities (4) (65) 86
Other 1 (3) (10)
Net cash provided by operations $42 $59 $254
Capital Expenditures
Ongoing ($12) ($30) ($30)
Expansion (44) (154) (106)
Acquisition of business, net of cash received - (38) -
Net cash used in investing activities ($56) ($222) ($136)
Proceeds from issuance of long-term debt/costs/repayments $679 $679 $0
Purchase of noncontrolling interest in Indiana Harbor facility (34) (34) -
Distributions to noncontrolling interests in cokemaking operations - (1) (19)
Increase (decrease) in advances/payable to/from affiliate (551) (408) (83)
Repayment of notes payable assumed in acquisition - (2) -
Net cash used in financing activities $94 $234 ($103)
Net increase (decrease) in cash $80 $71 $16
Cash balance at beginning of period $30 $40 $3
Cash balance at end of period $111 $111 $18
Free Cash Flow
(1)
($14) ($165) $118
Liquidity and leverage ratios as of September 30, 2011
Undrawn revolver $150
Total liquidity $261
Total Debt $695
Total Debt / Adj. EBITDA LTM
(2)
4.8x
Net Debt $584
Net Debt / Adj. EBITDA LTM
(2)
4.1x
For the
Three
Months
Ended
September
30, 2011
For the Nine
Months
Ended
September
30, 2011
For the Nine
Months
Ended
September
30, 2010
Third Quarter 2011 Earnings Conference Call
13
• SunCoke retained $110 million
in cash after $700 million debt
issuance at time of IPO (net of
$575 million payment to Sunoco
and debt issuance costs)
• Quarter end balance of
$111 million plus undrawn
$150 million revolver provides
adequate liquidity to finance
ongoing and expansion projects
• Anticipate 2012 Capital
Expenditures to be lower with
Middletown completion in 2011
(1) Free Cash Flow represents cash from (i) operations; (ii) less investing; (iii) less payments to minority interest. For a definition of Free Cash Flow and a reconciliation of Free Cash Flow, please see the appendix.
(2) Last Twelve Months (LTM) Adjusted EBITDA for 2011 was approximately $144 million. For a definition of Adjusted
EBITDA and reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
Liquidity Update

Q4 2011 Outlook
Third Quarter 2011 Earnings Conference Call
14
• Adjusted EBITDA to increase with increase in SunCoke ownership
Indiana Harbor
Ownership Increase
•Preferred dividend of $9M recognized in Q4; paid in Q2 2012
International
•Nine Month Effective Tax Rate: 16%
•Expect Q4 Effective Tax Rate: 7% - 10%
•Expect Year End Effective Tax Rate: 14% - 16%
Effective
Tax Rate
•Increase in coal inventory at Middletown
•Expect to reduce coal inventory, excluding Middletown, over next two quarters
•Do not anticipate being a cash tax payer in Q4 ‘11
Working Capital
•Expect 2011 Capital Expenditures to be approximately $235 million
•Capital Expenditures YTD is $184 million
Capital Expenditures

Coke Business Update
Indiana Harbor
• Contract renewal negotiations in progress
• Expect to spend approximately $50 million over next 3 years to refurbish facility in anticipation of contract renewal
Middletown
• Expect to reach full production levels by July 2012
Haverhill & Granite City
• Discussions with EPA regarding NOVs on-going
• Anticipate spending $80 to $100 million at these facilities from
2013 to 2016 to enhance environmental performance
• Previous projection was approximately $65 million
• Discussions with EPA regarding NOV at Indiana Harbor have been postponed until early 2012
Third Quarter 2011 Earnings Conference Call
15

Coke Business Update (continued)
Third Quarter 2011 Earnings Conference Call
16
US Coke Plant Development
•
Near-term focus remains on obtaining permits for up to 1.1 million ton per year facility; anticipate permits in latter half of 2012
•
Kentucky site remains preferred location (but not only location) for multi-customer facility
•
Will defer seeking customer commitments until further progress on permits achieved in light of current economic outlook
India Entry
•
Due diligence on Global Coke minority investment progressing well
•
Currently negotiating definitive agreements on estimated $30 million investment

Coal Mining Business Update
Third Quarter 2011 Earnings Conference Call
17
• First coal shipments expected in late Q4 2011
• Anticipate production of approximately 350K tons per year from 2012 to
2014 (estimated 75% Mid-Vol, 25% Thermal) from 1.2 million ton reserve
• Based on results to date, anticipate 2011 production of approximately
1.05 million tons
• Given production challenges, focus on improving productivity of existing mines in 2012 and defer opening new mines until 2013
• Expect production of approximately 1.15 million tons in 2012; increasing to 1.45 million tons in 2013
Jewell Coal Expansion
Surface Mining (Revelation) Partnership

Coal Mining Business Update (continued)
Third Quarter 2011 Earnings Conference Call
18
• Currently evaluating impact of Patient Protection and Affordable Care
Act, discount rate and other assumptions on expected Black Lung costs
• No conclusions to date
• But changes may increase liability by approximately $4-$6 million
• Evaluation to be completed in Q4 2011
• Expect total mining production of 1.8 million tons in 2012 (Jewell 1.15 million tons, Surface Mining 0.35 million tons, and HKCC 0.3 million tons)
• Underground mining cash costs to remain at about $130/ton until productivity improvements take hold in 2012/2013
• Economics of surface mining (Revelation) partnership expected to be similar to existing underground Mid-Vol production
Production and Mining Costs
Black Lung Liability

Questions Third Quarter 2011 Earnings Conference Call 19

Summary
Third Quarter 2011 Earnings Conference Call
20
• Continued sequential operational and financial improvements in the quarter versus Q1 & Q2 2011
• Coke earnings growth on track with Indiana Harbor
improvements/partnership purchase and start-up of Middletown facility
• Significant Coal Mining earnings growth year over year despite production challenges and delay of expansion, with additional upside likely for
2012/2013
• Solid liquidity position even after Indiana Harbor partnership purchase and working capital build

Appendix Third Quarter 2011 Earnings Conference Call 21

Definitions
• Adjusted EBITDA
adjusted for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana Harbor cokemaking operations.  EBITDA reflects sales discounts included as a reduction in sales and other operating revenue.
The sales discounts represent the sharing with our customers of a portion of nonconventional fuels tax credits, which reduce our income tax expense. However, we believe that our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted
EBITDA also reflects the deduction of income attributable to noncontrolling interest in our Indiana Harbor cokemaking operations. EBITDA and  Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures of other businesses.
Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s assets and is indicative of the Company’s ability to generate cash from operations.
• Pro Forma Adjusted EBITDA
to equal the coal component contract price in Jewell Coke’s coke sales price for coal sales volumes sold to Jewell Coke under the transfer pricing agreement.  Management believes Pro Forma Adjusted EBITDA  provides transparency into the underlying profitability of these respective segments for the periods presented.
• Pro Forma Adjusted EBITDA/Ton
• Free Cash Flow
controlling interests.  Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash.  Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under United States generally accepted accounting principles
(GAAP) and may not be comparable to other similarly titled measures of other businesses.
Third Quarter 2011 Earnings Conference Call
22
represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”)
represents Adjusted EBITDA adjusted for the ArcelorMittal settlement impact and coal represents Pro Forma Adjusted EBITDA divided by tons sold.
equals cash from operations less cash used in investing activities less cash distributions to non-
transfer price impacts. The Jewell Coke and Coal Mining results have been adjusted to set the internal transfer price

Jewell Coke
Other
Domestic
Coke
International
Coke Coal Mining
Corporate
and Other Total
Net Income $22
Add: Depreciation, depletion and amortization 15
Subtract: Interest Income (1)
Add: Interest cost - affiliates 0
Subtract: Capitalized interest (5)
Add: Interest expense 9
Add: Income tax expense 5
EBITDA $14 $34 $2 $9 ($14) $45
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits 3                           $3
Add (Subtract): net (income) loss attributable to noncontrolling interests
(3)                          (3)
Adjusted EBITDA $14 $34 $2 $9 ($14) $45
Add (Subtract): coal transfer price impact
(0)                             0                             -
Pro Forma Adjusted EBITDA without coal tranfer price impact $14 $34 $2 $9 ($14) $45
Sales Volumes (thousands of tons)
191 777 373 371
Pro Forma Adjusted EBITDA per Ton $73 $44 $5 $25
Operating Income (Loss) $13 $24 $2 $5 ($15) $30
Depreciation Expense
1                               10                         0                          3                             0                         15
EBITDA
$14 $34 $2 $9 ($14) $45
EBITDA Reconciliation, $MM
For The Three Months Ended September 30, 2011
Third Quarter 2011 Earnings Conference Call
23
Domestic Coke Weighted
Average = $50

EBITDA Reconciliation, $MM
For The Three Months Ended June 30, 2011
Third Quarter 2011 Earnings Conference Call
24
Domestic Coke Weighted
Average = $39
Jewell Coke
Other
Domestic
Coke
International
Coke Coal Mining
Corporate
and Other Total
Net Income $24
Add: depreciation, depletion and amortization 15
Subtract: interest income (primarily from affiliates) (6)
Add: interest cost - affiliate 2
Subtract: capitalized interest (0)
Add (Subtract): income tax expense (benefit) 2
EBITDA $13 $24 $1 $9 ($11) $36
3 3
(2) (2)
Adjusted EBITDA $13 $25 $1 $9 ($11) $38
Add (Subtract): coal transfer price impact
(2) 2 -
Pro Forma Adjusted EBITDA without coal transfer impact $11 $25 $1 $11 ($11) $38
Sales Volumes (thousands of tons) 170 757 412 334
Pro Forma Adjusted EBITDA per Ton $62 $33 $34
Operating Income (Loss) $12 $14 $1 $6 ($11) $21
Depreciation Expense 1 10 0 3 0 15
EBITDA $13 $24 $1 $9 ($11) $36
Add (Subtract): net (income) loss attributable to noncontrolling interests
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits

EBITDA Reconciliation, $MM
For The Three Months Ended March 31, 2011
Third Quarter 2011 Earnings Conference Call
25
Domestic Coke Weighted
Average = $22
Jewell Coke
Other
Domestic
Coke
International
Coke Coal Mining
Corporate
and Other Total
Net Income $6
Add: depreciation, depletion and amortization 13
Subtract: interest income (primarily from affiliates) (6)
2
Subtract: capitalized interest (0)
Add (Subtract): income tax expense (benefit) 3
EBITDA $19 ($1) $1 $4 ($6) $17
Add: sales discounts provided to customers due to sharing of nonconventional fuels tax credits 3 3
6 6
Adjusted EBITDA $19 $8 $1 $4 ($6) $27
Add (Subtract): coal transfer price impact (8) 8 -
Pro Forma Adjusted EBITDA without coal transfer price impact $11 $8 $1 $12 ($6) $27
Sales Volumes (thousands of tons) 175 697 362 386
Pro Forma Adjusted EBITDA per Ton $63 $12 $32
Operating Income (Loss) $18 ($9) $1 $2 ($7) $4
Depreciation Expense
1 9 0 3 1 13
EBITDA $19 ($1) $1 $4 ($6) $17
For the Three Months Ended March 31, 2011 (Unaudited)
Add (Subtract): net (income) loss attributable to noncontrolling interests
Add: interest cost - affiliate

EBITDA Reconciliation, $MM
For The Three Months Ended September 30, 2010
Third Quarter 2011 Earnings Conference Call
26
Domestic Coke Weighted
Average = $58
Jewell Coke
Other
Domestic
Coke
International
Coke Coal Mining
Corporate
and Other Total
Net Income $41
Add: Depreciation, depletion and amortization 14
Subtract: Interest Income (6)
1
Subtract: Capitalized interest (0)
Add: Interest expense -
Add: Income tax expense
12
EBITDA $28 $38 $1 ($1) ($3) $62
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits 3 $3
(3) (3)
Adjusted EBITDA $28 $37 $1 ($1) ($3) $62
Add (Subtract): pro forma impact of ArcelorMittal settlement ($13) $5 ($8)
Add (Subtract): coal transfer price impact 1 (1) -
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal tranfer price impacts $16 $42 $1 ($2) ($3) $54
Sales Volumes (thousands of tons) 196 788 431 313
Pro Forma Adjusted EBITDA per Ton $83 $54 $1 ($5)
Operating Income (Loss) $27 $27 $1 ($3) ($3) $48
Depreciation Expense
1 11 0 2 0 14
EBITDA
$28 $38 $1 ($1) ($3) $62
Add (Subtract): net (income) loss attributable to noncontrolling interests
Add: interest cost - affiliate

EBITDA Reconciliation, $MM
For The Three Months Ended December 31, 2010
Third Quarter 2011 Earnings Conference Call
27
Domestic Coke Weighted
Average = $44
Jewell Coke
Other
Domestic
Coke
International
Coke Coal Mining
Corporate and
Other Total
Net Income $15
Add: Depreciation, depletion and amortization 12
Subtract: Interest Income (6)
Add: Interest cost - affiliates
1
Subtract: Capitalized interest (0)
Add: Interest expense 0
Add: Income tax expense
6
EBITDA $20 $7 $14 ($8) ($4) $28
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits 3 3
3 3
Adjusted EBITDA $20 $13 $14 ($8) ($4) $35
Add (Subtract): pro forma impact of ArcelorMittal settlement (12) 5
Add: Legal and Settlement charges related to ArcelorMittal Settlement and Indiana Harbor Arbitration 4 13
Add (Subtract): coal transfer price impact
(1) 1
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal tranfer price impacts $11 $31 $14
($7) ($4)
$44
Sales Volumes (thousands of tons)
179 750
Pro Forma Adjusted EBITDA per Ton $59 $41
Operating Income (Loss) $19 ($2) $14 ($10) ($5) $16
Depreciation Expense 1 9 0 2 0 12
EBITDA $20 $7 $14 ($8) ($4) $28
Add (Subtract): net (income) loss attributable to noncontrolling interests

Jewell
Coke
Other
Domestic
Coke
International
Coke
Coal
Mining
Corporate
and Other  Total
Net Income $146
Add: Depreciation, depletion and amortization 48
Subtract: Interest Income (Primarily from Affiliates) (24)
Add: Interest cost – Affiliate 5
Subtract: Capitalized interest (1)
Add (Subtract): Income tax expense 47
EBITDA $151 $74 $15 ($4) ($14) $222
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits – 12 – – – 12
Add (Subtract): Net (Income) loss attributable to noncontrolling interests – (7) – – – (7)
Adjusted EBITDA $151 $79 $15 ($4) ($14) $227
Add (Subtract): Pro Forma impact of ArcelorMittal settlement (78) 18 – – – (60)
Add: Legal and Settlement charges related to ArcelorMittal Settlement and Indiana Harbor Arbitration 4 13 – – – 16
Add (Subtract): Pro Forma coal transfer price impact (28) – – 28 – –
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal transfer price impacts $49 $109 $15 $24 ($14) $184
Sales Volumes (thousands of tons) 721 2,917 – 1,277 –
Pro Forma Adjusted EBITDA per Ton $69 $37 $19
Operating Income (Loss) $147 $39 $15 ($11) ($15) $174
Add: Depreciation Expense 4 35 0 8 1 48
EBITDA $151 $74 $15 ($4) ($14) $222
EBITDA Reconciliation, $MM
For The Year Ended 2010
Third Quarter 2011 Earnings Conference Call
28
Domestic Coke Weighted
Average = $44

EBITDA Reconciliation, $MM
For The Year Ended 2009
Third Quarter 2011 Earnings Conference Call
29
Domestic Coke Weighted
Average = $27
Jewell
Coke
Other
Domestic
Coke
International
Coke
Coal
Mining
Corporate
and Other  Total
Net Income $211
Add: Depreciation, depletion and amortization
$32
Subtract: Interest Income (Primarily from Affiliates) ($2)
Add: Interest cost – Affiliate $6
Subtract: Capitalized interest
($1)
Add (Subtract): Income tax expense $21
EBITDA $182 $36 $23 $11 ($9) $244
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits
– 8 – – – $8
– (22) – – – ($22)
Adjusted EBITDA
$18 $23 $23 $11 ($9) $230
Add (Subtract): Pro Forma impact of ArcelorMittal settlement
(84) 13 – – – ($71)
Add (Subtract): Pro Forma coal transfer price Impact
(58) – – 58 – –
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal transfer price impacts $41 $36 $23 $69 ($9) $159
Sales Volumes (thousands of tons)
694 2,119 1,214
Pro Forma Adjusted EBITDA per Ton $59 $17 $56
Operating Income (Loss)
$178 $15 $23 $5 ($9) $212
Add: Depreciation Expense 5 22 0 6 0 $32
EBITDA
$182 $36 $23 $11 ($9) $244
Add (Subtract): net (income) loss attributable to noncontrolling interests

EBITDA Reconciliation, $MM
For The Year Ended 2008
Third Quarter 2011 Earnings Conference Call
30
Domestic Coke Weighted
Average = $36
Jewell
Coke
Other
Domestic
Coke
International
Coke
Coal
Mining
Corporate
and Other  Total
Net Income $133
Add: Depreciation, depletion and amortization 25
Subtract: Interest Income (Primarily from Affiliates) (28)
Add: Interest cost – Affiliate 11
Subtract: Capitalized interest (4)
Add (Subtract): Income tax expense 38
EBITDA
$119 $50 $5 $14 ($13) $175
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits – 1 – – – 1
– (19) – – – (19)
Adjusted EBITDA
$119 $32 $5 $14 ($13) $157
Add (Subtract): Pro Forma impact of ArcelorMittal settlement (56) 16 – – – (40)
Add (Subtract): Pro Forma coal transfer price Impact (17) – – 17 – –
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal transfer price impacts $46 $48 $5 $31 ($13) $117
Sales Volumes (thousands of tons) 727 1,901 1,233
Pro Forma Adjusted EBITDA per Ton $63 $25 $25
Operating Income (Loss)
$114 $35 $5 $10 ($13) $151
Add: Depreciation Expense
5 15 0 4 0 25
EBITDA
$119 $50 $5 $14 ($13) $175
Add (Subtract): net (income) loss attributable to noncontrolling interests

Free Cash Flow Reconciliation, $MM
Third Quarter 2011 Earnings Conference Call
31
For the Three
Months Ended
September 30, 2011
For the Six
Months Ended
June 30, 2011
For the Nine
Months Ended
September 30, 2011
For the Nine
Months Ended
September 30, 2010
Net Cash Provided by Operating Activities 42 $                                16 $                    59 $                               254 $
Cash Flows from Investing Activities:
Capital Expenditures
On-going Capital (12) (18) (30) (30)
Expansion Capital
Coal Mining (3) (6) (9) -
Middletown (41) (104) (145) (106)
Total (56) $                              (128) $               (184) $                           (136) $
Acquisition of business, net of cash received - (38) (38) -
Proceeds from the sales of assets - - - 0
Net Cash Used in Investing Activities (56) $                              (166) $               (222) $                           (136) $
Proceeds from issuance of long-term debt/costs/repayments 679 - 679 -
Purchase of noncontrolling interest in Indiana Harbor facility (34) - (34) -
Cash distributions to noncontrolling interests in cokemaking operations - (1) (1) (19)
Increase (decrease) in advances/payable to/from affiliate (551) 143 (408) (83)
Repayment of notes payable assumed in acquisition - (2) (2) -
Net cash used in financing activities 94 $                                140 $                  234 $                             (103) $
Free Cash Flow (14) $                              (149) $               (163) $                           118 $
Free Cash Flow excluding Expansion Capital 30 $                                (39) $                   (9) $                                224 $

Media releases and SEC filings are available on our website at www.suncoke.com Contact Investor Relations for more information: 630-824-1907 Third Quarter 2011 Earnings Conference Call 32